UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 2, 2005

EMERGING VISION, INC.
(Exact name of registrant as specified in charter)

New York	No.001-14128	No.11-3096941

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

100 Quentin Roosevelt Boulevard
Garden City, New York 11530
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (516) 390-2100

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   Soliciting materail pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 2, 2005, Emerging Vision, Inc. (the “Company”) (OTCBB – ISEE.OB) announced that it has retained Financial Dynamics for strategic business communications and investor relations counsel in order to increase visibility within the investment community. Financial Dynamics will enhance Emerging Vision’s communications with investors and media and will work to increase awareness of the Company’s corporate focus and growth strategy. The press release issued in connection with this underwritten transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibit No.

99.1   Press Release, dated August 2, 2005, issued by Emerging Vision, Inc.

[Signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING VISION INC.

By:	/s/ Christopher G. Payan
Name:	Christopher G. Payan
Title:	Chief Executive Officer

Date: August 11, 2005